Exhibit 99.1

EQUATORIAL MINING NORTH AMERICA, INC

FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006

TOGETHER WITH

INDEPENDENT AUDITORS REPORT

WILLIAMS & WEBSTER, P.S.

CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITORS REPORT

The Board of Directors
Idaho General Mines, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheets of Equatorial Mining North America, Inc. as of December 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equatorial Mining North America, Inc. as of December 31, 2006, and the results of its operations, stockholders’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Williams & Webster, P.S.

Williams & Webster, P.S.

Certified Public Accountants

Spokane, Washington

April 12, 2007

EQUATORIAL MINING NORTH AMERICA, INC.

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2006

December 31,
2006
ASSETS

CURRENT ASSETS

Cash and cash equivalents	$1,303,665

Total Current Assets	1,303,665

Reclamation bond and other assets	485,086

TOTAL ASSETS	$1,788,751

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES

Accounts payable and accrued liabilities	$53,824

Provision for post closure monitoring costs	248,723

Total Current Liabilities	302,547

Provision for post closure monitoring costs, net of current portion	502,169

TOTAL LIABILITIES	804,716

STOCKHOLDERS’ EQUITY

Common stock, no par value, 1,000 authorized, 100 shares issued and outstanding	100

Preferred stock, $1.00 par value, 150,000 authorized, 65,714 shares issued and outstanding	65,714

Additional paid-in capital	65,648,286

Accumulated deficit	(64,730,065)

Total Stockholders’ Equity	984,035

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,788,751

The accompanying notes are an integral part of these financial statements.

EQUATORIAL MINING NORTH AMERICA, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2006

REVENUES	$—

OPERATING EXPENSES:	—

LOSS FROM OPERATIONS	—

OTHER INCOME AND EXPENSES
Interest income	(95,272)
Other income	(3,706)
Reclamation provision estimate reduction	(88,028)
General and administrative expenses	312,159
TOTAL OTHER INCOME AND EXPENSES	125,153

INCOME / (LOSS) BEFORE TAXES	(125,153)

INCOME TAXES	—

NET LOSS	$(125,153)

NET LOSS PER COMMON SHARE, BASIC AND DILUTED	$(1,252)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	100

The accompanying notes are an integral part of these financial statements.

EQUATORIAL MINING NORTH AMERICA, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss	$(125,153)
Adjustments to reconcile net loss to net cash used by operating activities:
Decrease (increase) in receivables	6,052,301
Increase (decrease) in accounts payable and accrued expenses	(12,783)
Increase (decrease) in provision for post closure monitoring costs	(319,751)
Net cash provided by operating activities	5,594,614

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of reclamation bond	(21,438)
Net cash used by investing activities	(21,438)

CASH FLOWS FROM FINANCING ACTIVITIES:
Redemption of preferred stock	(3,600,000)
Loans from related entities	(831,189)
Net cash used by financing activities:	(4,431,189)

Net increase (decrease) in cash and cash equivalents	1,141,987
Cash and cash equivalents, beginning of period	161,678

Cash and cash equivalents, end of period	$1,303,665

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Income taxes paid	$—

Interest paid	$—

The accompanying notes are an integral part of these financial statements.

EQUATORIAL MINING NORTH AMERICA, INC.

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

					Additional
	Common Stock		Preferred Stock		Paid-in	Accumulated
	Shares	Amount	Shares	Amount	Capital	Deficit	Total
Balances, December 31, 2005	100	$100	69,314	$69,314	$69,244,686	$(64,604,912)	$4,709,188

Redemption of preferred stock			(3,600)	(3,600)	(3,596,400)

Net loss for the year ended December 31, 2006	—	—	—	—	—	(125,153)	(125,153)
Balances, December 31, 2006	100	$100	65,714	$65,714	$65,648,286	$(64,730,065)	$984,035

The accompanying notes are an integral part of these financial statements.

EQUATORIAL MINING NORTH AMERICA, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

NOTE 1 — DESCRIPTION OF BUSINESS

Equatorial Mining North America, Inc. (“the Company”) was incorporated in 1996 to acquire existing known deposits or operating companies for the purpose of mining copper and precious metals in North America. The Company and its subsidiaries have limited activity. As of December 31, 2006, the Company’s sole activity is the post closure monitoring of the Tonopah Mine site in Nye County Nevada. The Company maintains a comprehensive environmental monitoring and management system and has taken the necessary steps to maintain compliance with license terms and conditions.

The Tonopah Reclamation Project, which commenced in early 2002, was completed in April 2005 in accordance with the comprehensive reclamation and closure plans approved by the Nevada Department of Environmental Protection (“NDEP”). Following completion, the permit status of the site was changed in May 2005 to “post closure monitoring” by the NDEP and Equatorial Tonopah successfully applied to have its reclamation bond reduced from US$4.7 million to US$0.5 million.

The Company is headquartered in Minden, Nevada and is a subsidiary of Equatorial Mining Limited, an incorporated entity in Sydney, Australia.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding the financial statements.  The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity.  These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Accounting Method

The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Accounting Pronouncements - Recent

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurement.” Management does not expect the adoption of this statement to have a material impact on its consolidated financial position or results of operations when FAS 157 becomes effective, after November 15, 2007.

In February 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Financial Instruments, an Amendment of FASB Standards No. 133 and 140” (hereinafter “SFAS No. 155”). This statement established the accounting for certain derivatives embedded in other instruments. It simplifies accounting for certain hybrid financial instruments by permitting fair value remeasurement for any hybrid instrument that contains an embedded derivative that otherwise would require bifurcation under SFAS No. 133 as well as eliminating a restriction on the passive derivative instruments that a qualifying special-purpose entity (“SPE”) may hold under SFAS No. 140. This statement allows a public entity to irrevocably elect to initially and subsequently measure a hybrid instrument that would be required to be separated into a host contract and derivative in its entirety at fair value (with changes in fair value recognized in earnings) so long as that instrument is not designated as a hedging instrument pursuant to the statement. SFAS No. 140 previously prohibited a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity’s fiscal year. Management does not expect the adoption of this statement to have a material impact on its consolidated financial position or results of operations.

In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 154, “Accounting Changes and Error Corrections,” (hereinafter “SFAS No. 154”) which replaces Accounting Principles Board Opinion No. 20, “Accounting Changes,” and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements — An Amendment of APB Opinion No. 28.” SFAS No. 154 provides guidance on accounting for and reporting changes in accounting principle and error corrections. SFAS No. 154 requires that changes in accounting principle be applied retrospectively to prior period financial statements and is effective for fiscal years beginning after December 15, 2005. Management does not expect the adoption of this statement to have a material impact on its consolidated financial position or results of operations.

In March 2005, the Financial Accounting Standards Board issued FASB Interpretation No. 47 “Accounting for Conditional Asset Retirement Obligations — an Interpretation of SFAS No. 143,” (hereinafter “FIN No. 47”). FIN No. 47 provides clarification of the term conditional asset retirement obligation as used in paragraph A23 of SFAS No. 143, “Accounting for Asset Retirement Obligations.” SFAS No. 143 applies to legal obligations associated with the retirement of a tangible long-lived asset, and states that an entity shall recognize the fair value of a liability for an asset retirement obligation in the period in which it is incurred if a reasonable estimate of fair value can be made. The term conditional asset retirement obligation refers to a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement are conditional on a future event that may or may not be within the control of the entity. The obligation to perform the asset retirement activity is unconditional even though uncertainty exists about the timing and/or method of settlement. Thus, the timing and/or method of settlement may be conditional on a future event. Accordingly, an entity is required to recognize a liability for the fair value of a conditional asset retirement obligation if the fair value of the liability can be reasonably estimated. Management does not believe the adoption of this statement impacts these consolidated financial statements. However, recognition of asset retirement obligation liabilities may become necessary in the future.

Cash and Cash Equivalents

For the purposes of the statement of cash flows, the Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Principles of Consolidation

The consolidated financial statements are those of the Company and all its wholly owned subsidiaries (Equatorial Tonopah, Inc. and Tonopah CTMC, Inc.).

All intercompany balances and transactions, including unrealized profits arising from intra-company transactions, have been eliminated.

Derivative Instruments

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 (hereinafter “SFAS No. 133”), “Accounting for Derivative Instruments and Hedging Activities,” as amended by SFAS No. 137, “Accounting for Derivative instruments and Hedging Activities-Deferral of the Effective Date of FASB No. 133,” and SFAS No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activities,” and SFAS No. 149, “Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities,” the last of which is effective June 30, 2003.  These statements establish and clarify accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities.  They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction.  For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

Historically, the Company has not entered into derivatives contracts to hedge existing risks or for speculative purposes.

Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses.  Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements.  Accordingly, upon settlement, actual results may differ from estimated amounts.

Fair Value of Financial Instruments

The Company’s financial instruments as defined by Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” include cash, accounts payable and accrued liabilities.  All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at December 31, 2006.

Basic and Diluted Net Loss Per Share

Net loss per share was computed by dividing the net loss by the weighted average number of shares outstanding during the period.  The weighted average number of shares was calculated by taking the number of shares outstanding and weighting them by the amount of time that they were outstanding.  Diluted net loss per share for the Company is the same as basic net loss per share, as there were no common stock equivalents.

Provision for Taxes

Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (hereinafter “SFAS No. 109”).  Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end.  A valuation allowance is recorded against the deferred tax asset if management does not believe the Company has met the “more likely than not” standard imposed by SFAS No. 109 to allow recognition of such an asset.

Property and Equipment

Property, plant and equipment are carried at cost less accumulated depreciation and any impairment in value.

Land is carried at cost. The cost of each item of property, machinery and equipment is written off over its expected economic life, through either the unit of production or straight line method, as appropriate.

There were no items to depreciate in 2006.

Reclamation and Remediation

Expenditures for ongoing compliance with environmental regulations that relate to current operations are expensed or capitalized as appropriate.  Expenditures resulting from the remediation of existing conditions caused by past operations that do not contribute to future revenue generations are expensed.  Liabilities are recognized when environmental assessments indicate that remediation efforts are probable and the costs can be reasonably estimated.

The Company recognizes the fair value of liabilities for asset retirement obligations under the provisions of Statement of Financial Accounting Standards No. 143 (“SFAS No. 143”).  In accordance with SFAS No. 143, a liability of $750,892 at December 31, 2006 was recorded to recognize the estimated remaining future retirement costs of long-lived assets (Tonopah Mine Site).  In recording this liability, the Company originally charged the costs to the related long-lived assets.  There were no legally restricted assets to settle or discharge the prospective obligation.

Estimates of such liabilities are based upon currently available facts, existing technology and presently enacted laws and regulations taking into consideration the likely effects of inflation and other societal and economic factors, and include estimates of associated legal costs.  These amounts also reflect prior experience in remediating contaminated sites, other companies’ clean-up experience and data released by The Environmental Protection Agency or other organizations.  Such estimates are by their nature imprecise and can be expected to be revised over time because of changes in government regulations, operations, technology and inflation.  Estimates of future costs are reassessed at least annually. Changes in estimates are treated as an increase or decrease in the provision.

NOTE 3 — INCOME TAX

Income taxes are provided based upon the liability method of accounting pursuant to SFAS No. 109, “Accounting for Income Taxes.” Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance has been recorded against deferred tax assets as management does not believe the Company has met the “more likely than not” standard imposed by SFAS No.109 to allow recognition of such an asset.

As of December 31, 2006, the Company has net operating loss carryforwards of approximately $60,800,000.  Pursuant to Section 382 of the Internal Revenue Code, use of the Company’s net operating loss and credit carryforwards for federal and state income tax purposes may be limited if the Company experiences a cumulative change in ownership of greater than 50% in a moving three-year period. Ownership changes could impact the Company’s ability to utilize net operating losses and credit carryforwards remaining at the ownership change date. The limitation will be determined by the fair market value of common stock outstanding prior to the ownership change, multiplied by the applicable federal rate.  As such, management of the Company has deemed it necessary to provide a valuation allowance against the entire net deferred tax asset.

At December 31, 2006, the Company had deferred tax assets calculated at an expected rate of 34% of approximately $20,687,221 principally arising from net operating loss carryforwards for income tax purposes. As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the deferred tax asset, a valuation allowance equal to the deferred tax asset has been established at December 31, 2006. The significant components of the deferred tax asset at December 31, 2006 and December 31, 2005 were as follows:

	12/31/2006	12/31/2005

Net Operating Loss Carryforward	$(60,844,767)	$60,719,614
Deferred tax asset at the Company’s statutory income tax rate of 35%	20,687,221	20,644,669
Deferred tax asset	(20,687,221)	(20,644,669
Net deferred tax asset	$—	$—

As of December 31, 2006, the Company has net operating loss carryforwards of approximately $60,800,000 which expire in the years 2016 through 2026. The change in the allowance account from December 31, 2005 to current was $42,552.

NOTE 4 — RECLAMATION BOND

After the Nevada Division of Environmental Protection accepted the reclamation work performed by Equatorial and placed the Tonopah Mine in post closure monitoring status, the Company was required to maintain a reclamation bond.  Post Closure Monitoring will last for a minimum of five years.

The reclamation bond, which is determined by the Bureau of Land Management, was reduced from $6,500,000 to $4,690,000 on September 9, 2004 and from $4,690,000 to $459,573 on August 15, 2005. At December 31, 2006, the reclamation bond was $484,741.

The Company is required to provide adequate security to the Bureau of Land Management in relation to land reclamation in order to obtain operating permits.

Equatorial Tonopah, Inc. has arranged for a reclamation bond from Travelers’ Insurance to provide security to the Bureau of Land Management. The bond is secured by a cash deposit with Smith Barney.

NOTE 5 — PROVISION FOR POST CLOSURE MONITORING COSTS

On May 19, 2005, the Nevada Division of Environmental Protection accepted the reclamation work performed by the Company and placed the Tonopah Mine in post closure monitoring status.  Post closure monitoring will last for a minimum of five years.  At December 31, 2006, the provision for post closure monitoring costs totaled $750,892 and consists of a current ($248,723) and non- current ($502,169) liability as required by SFAS 143.  The estimated cost of the monitoring is reassessed at least on an annual basis.  As the underlying assets have been disposed of, any change in the overall estimate is treated as an increase or decrease to the provision expense.  Expenditures related to monitoring are charged to the current portion of the provision.

Post Closure Monitoring Activity

Post Closure Monitoring
Balance at December 31, 2005	$1,070,643
Decrease in remaining estimated costs	(88,028)
Monitoring expenditures during 2006	(231,723)
Balance at December 31, 2006	$750,892

NOTE 6 — COMMON STOCK

The Company is authorized to issue 1,000 shares of no par common stock. During 2006, there was no change to the number of issued and outstanding shares of common stock.

NOTE 7 — PREFERRED STOCK

The Company is authorized to issue 150,000 shares of $1.00 par preferred stock. During 2006, there were no issuances of new shares of preferred stock.  On February 15, 2006, 3,600 shares of preferred stock were redeemed at $1,000 per share, which was the issuance price.

NOTE 8 — SEGMENT INFORMATION

All operations are located in the United States of America and the Company operates in one business segment.

NOTE 9 — SETTLEMENT

The Company settled the Kvaerner judgment in January 2004 for an amount of $101,000,000 of which $89,000,000 was received by February 3, 2004 with a further two payments, each of $6,000,000, receivable in January 2005 and January 2006. The January 2005 payment was received on January 27, 2005. The January 2006 payment was received on January 30, 2006.

NOTE 10 — SUBSEQUENT EVENTS

On January 15, 2007, the Company’s parent, Equatorial Mining Limited changed its name to Equatorial Mining Pty. Limited.

On January 22, 2007, the Bureau of Land Management advised the Company that the amount of the reclamation bond had been reduced to $104,567.

On January 30, 2007, Idaho General Mines, Inc., a U.S. corporation, completed the purchase of the Company from Equatorial Mining Pty. Limited.